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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report                    September 28, 2000
                                  --------- --- ----

                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



     Florida                           0-28456                65-0635748
     -------                           -------                ----------
(State of incorporation)           (Commission File         (IRS Employer
                                        Number)            Identification No.)



                     500 Australian Avenue South, Suite 1000
                           West Palm Beach, Fl. 33401
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (561)-805-8500
                                                         --------------

                 -----------------------------------------------


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Item 5.  Other Events

         The Company has made its final determination to change its fiscal year end from June 30 to December 31, a decision that was unanimously ratified by the Board of Directors. As such, the company anticipates filing Form 10-KSB for the transitional six(6) month period ended December 31, 1999 and the quarterly report Form 10-QSB for the quarter ended June 30, 2000 within the required time frame.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        METROPOLITAN HEALTH NETWORKS, INC.


                                        By: /s/ Fred Sternberg
                                            -----------------------------------
                                            Fred Sternberg, President & CEO


Dated:  September 28, 2000